                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 11-30-98

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 12/14/98                        /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    248-213-3899
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor: Fretter, Inc.                                          Case No: 96-15177

                            Month Ending: 11/30/98

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                    -----------    -----------

Gross Profit                                                  0         27,437
                                                    ===========    ===========

         EXPENSES:
         --------

Officer Compensation                                      8,321        373,077
Salary Expenses other Employees                           5,586        451,365
Court-Ordered Stay Bonus                                      0        220,081
Employee Benefits & Pensions                                                 0
Payroll Taxes                                               579         83,355
Other Taxes                                              (2,120)        85,454
Rent and Lease Expense                                    2,950        111,578
Interest Expense                                              0      4,340,722
Insurance                                                 6,185        640,907
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone, alarms)                  1,100        174,170
Computer Service Bureau                                   1,333         32,031
Travel and Entertainment                                      0         22,644
Repairs and Maintenance                                       0        310,160
Advertising                                                                  0
Supplies, Office Expenses, etc.                          10,675        455,604
Other: Specify Director & Trustee Fees                    6,566        188,295
Other: Other Fees                                         2,352         29,291
                                                    -----------    -----------
TOTAL EXPENSES:                                          43,527      7,518,734
                                                    -----------    -----------

NET OPERATING PROFIT/(LOSS)                             (43,527)    (7,491,297)
                                                    ===========    ===========

Add: Non-Operating Income:
       Interest Income                                    6,860         66,106
       Gain/Loss on Sale of Real Estate                     600      8,722,662
       Other Income                                      (1,113)     2,059,015
                                                    -----------    -----------
TOTAL                                                     6,347     10,847,783
                                                    -----------    -----------
Less: Non-Operating Expenses:
       Professional Fees                                191,450      4,745,525
       Other                                                  0        645,106
                                                    -----------    -----------

NET INCOME / (LOSS)                                    (228,630)    (2,034,145)
                                                    ===========    ===========

                                 BALANCE SHEET
                                 -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                                      Month Ending: 11/30/98

ASSETS:                                       Current Month        Prior Month           At Filing
Cash:                                            2,495,091           2,520,281              89,252
Inventory:                                                                                 791,999
Accounts Receivable: **                          4,005,103           4,005,203          35,930,804*
Insider Receivables                              3,555,136           3,555,136           7,424,547
Land and Buildings:                              4,896,803           4,896,803          49,365,801
Furniture, Fixtures & Equip.                                                               418,000
Accumulated Depreciation                          (921,700)           (921,700)        (10,623,681)
Other: Prepaids & misc.                          2,574,419           2,624,827             807,689
Other: Utility deposits                              9,865               9,865
                                               -----------         -----------         -----------

TOTAL ASSETS:                                   16,614,717          16,690,415          84,204,411
                                               ===========         ===========         ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                                    6,759                   0
Wages and Salaries:                                  6,365               7,119
Taxes Payable                                          592                 618
Other: Prof. fees, interest, etc.                3,347,778           3,163,461               1,390
                                               -----------         -----------         -----------
TOTAL Postpetition Liab.:                        3,361,494           3,171,198               1,390
                                               ===========         ===========         ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order                          0                   0          29,002,401
All Other Secured Liab.                                  0                   0           7,371,875
                                               -----------         -----------         -----------
TOTAL Secured Liabilities:                               0                   0          36,374,276
                                               ===========         ===========         ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                       630,152             630,152           1,132,770
Unsecured Liabilities                            6,280,154           6,316,377           6,849,397
Other: Accrued Liabilities                       4,279,367           4,280,508           5,449,917
                                               -----------         -----------         -----------
TOTAL Prepetition Liab.                         11,189,673          11,227,037          13,432,084
                                               ===========         ===========         ===========

Redeemable Preferred Stock                      48,265,040          48,265,040          48,265,040
                                               -----------         -----------         -----------
Equity:
Owners' Capital:                                 1,692,451           1,692,451           1,692,451
Retained Earnings-Pre Pet.                     (45,859,796)        (45,859,796)        (15,560,830)
Retained Earnings-Post Pet.                     (2,034,145)         (1,805,515)                  0
                                               -----------         -----------         -----------
TOTAL Equity:                                  (46,201,490)        (45,972,860)        (13,868,379)
                                               ===========         ===========         ===========
TOTAL LIABILITIES
AND EQUITY:                                     16,614,717          16,690,415          84,204,411
                                               ===========         ===========         ===========

______________________________

 * Includes contingent receivable from Silo, Inc., collectibility indeterminate.
 ** Amounts due from subsidiary companies, collectibility indeterminate.

                             SUMMARY OF OPERATIONS
                             ---------------------

                             Period Ended: 11/30/98
Debtor: Fretter, Inc.                                          Case No: 96-15177

                    Schedule of Postpetition Taxes Payable
                    --------------------------------------

                               Beginning  Accrued/  Payments/   Ending
                                Balance   Withheld  Deposits   Balance
                               ---------  --------  ---------  -------
Income Taxes Withheld:
Federal:                               0     2,371      2,371        0
State:                               618       592        618      592
Local:

FICA Withheld:                         0       579        579        0

Employers FICA:                        0       579        579        0

Unemployment Tax:
Federal:                               0         0          0        0
State:                                 0         0          0        0

Sales, Use & Excise Taxes              0                             0

Property Taxes                         0         0          0        0

Workers' Compensation

Other:
                                     ---     -----      -----      ---

TOTALS                               618     4,121      4,147      592
                                     ===     =====      =====      ===

                         AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60       Over 60

PostPetition
Accounts Payable                 6,759
                                 -----       -----     ----------
Accounts Receivable                                     7,560,239
                                 -----       -----     ==========

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a plan of Reorganization.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 11-1-98   To: 11-30-98

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll        Tax       Cash Coll.       B.T.
                                           Acct.         Acct.        Acct.     Acct. (B.T.)     Direct(1)
                                          -------       -------       -----     ------------    ---------
A.  Beginning Balance:                    78,945.51     6,173.58     3,117.63          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
B.  Receipts. Attach
    Separate Schedule:                    12,720.25    10,344.00     3,198.94          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
C.  Balance Available
    (A + B):                              91,665.76    16,517.58     6,316.57          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

D.  Less Disbursements
    Attach separate
    schedule:                             43,129.16    11,017.68     4,154.15          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

E.  Ending Balance
    (C-D)                                 48,536.60     5,499.90     2,162.42          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT):

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
     ------------------            -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From: 11-1-98     To: 11-30-98
           -------------                -------------    -----------

Cash Activity Analysis (Cash Basis Only):

                                                 General             Tax               Certificate
                                                 Savings            Savings                of
                                                  Acct.              Acct.                Deposit
                                                ----------        ----------           -----------      ----------      ----------
A.  Beginning Balance:                           88,242.39              0.00          2,343,802.11
                                                ----------        ----------          ------------      ----------      ----------

B.  Receipts. Attach Separate Schedule:             274.30              0.00              6,585.52
                                                ----------        ----------          ------------      ----------      ----------

C.  Balance Available (A+B):                     88,516.69              0.00          2,350,387.63            0.00            0.00
                                                ----------        ----------          ------------      ----------      ----------

D.  Less Disbursements  Attach separate
      schedule:                                      12.00              0.00
                                                ----------        ----------          ------------      ----------      ----------

E.  Ending Balance (C-D):                        88,504.69              0.00          2,350,387.63            0.00            0.00
                                                ----------        ----------          ------------      ----------      ----------


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------

Certificate of Deposit
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    #880976, 880984, 880985
                                        ----------------------------------------


Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------


Dated:                               -------------------------------------
                                     Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank November 1998 Cash Receipts (Account Number 4707-38120-0)

2. Schedules of Michigan National Bank November 1998 Cash Disbursements, Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period November 1, 1998 to November 30, 1998 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period November 1, 1998 to November 30, 1998 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account November 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account November 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period November 1, 1998 to November 30, 1998 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust November 1998 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account November 1998 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period November 1, 1998 to November 30, 1998 (Account Number 4707-38293-5)

11. Schedule of Michigan National Bank Certificate of Deposit November 1998 Cash Receipts